U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2007
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                                GREATBATCH, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       1-16137                   16-1531026
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


    9645 Wehrle Drive, Clarence, New York                           14031
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   (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 1.01 Entry into a Material Definitive Agreement

     On June 29, 2007, Greatbatch Ltd. ("GL"), a subsidiary of Greatbatch, Inc. (the "Company") entered into a supply agreement with Cardiac Pacemakers, Inc., a subsidiary of Boston Scientific Corporation ("BSC"). Under the terms of the supply agreement, BSC has agreed to purchase from GL a certain percentage of the batteries, capacitors, and case halves it uses in its implantable medical devices at prices stated in the supply agreement. The supply agreement is effective as of July 1, 2007, and the initial term of the supply agreement ends on December 31, 2010. The agreement may be renewed for one or more four year renewal terms upon mutual agreement of the parties. The prices stated in the supply agreement are subject to adjustment for changes in cost, and the prices of certain batteries and capacitors stated in the supply agreement are subject to adjustment for changes in volume.

     The supply agreement replaces the battery supply agreement between GL and Cardiac Pacemakers Inc. d/b/a Guidant entered into on April 10, 2003, as amended, and replaces the capacitor supply agreement between the Company and Guidant/CRM entered into on September 15, 2001, as amended. A pricing letter from BSC dated January 29, 2007, as amended, is also replaced by the supply agreement.

     The Company will seek confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, with respect to portions of the supply agreement and file the supply agreement with its quarterly report on Form 10-Q for the fiscal quarter ended June 29, 2007.

Item 1.02 Termination of a Material Definitive Agreement

     See Item 1.01 above, which is incorporated by reference into this section 1.02.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 5, 2007                                GREATBATCH, INC.

                                                   By: /s/ Thomas J. Mazza
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                                                       Thomas J. Mazza
                                                       Senior Vice President and
                                                       Chief Financial Officer